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Exhibit 4.1

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----------------------------------------                         ----------------------------------------
                 NUMBER                     (TRINSIC(TM) LOGO)                    SHARES
----------------------------------------                         ----------------------------------------
TRU
----------------------------------------                         ----------------------------------------

                                              TRINSIC, INC.

                           INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                               COMMON STOCK

                                                                                        SEE REVERSE FOR
                                                                                      CERTAIN DEFINITIONS

                                                                                       CUSIP 988792 10 7

---------------------------------------------------------------------------------------------------------

THIS IS TO CERTIFY that _________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

is the owner of _________________________________________________________________________________________

---------------------------------------------------------------------------------------------------------

          FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $0.01 EACH OF

                                              TRINSIC, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and
Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


/s/ ANDREW L. GRAHAM                                             /s/ HORACE J. DAVIS, III
----------------------------------------          (SEAL)         ----------------------------------------
ANDREW L. GRAHAM                                                 HORACE J. DAVIS III
SECRETARY                                                        CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

                                 AMERICAN STOCK TRANSFER & TRUST COMPANY
                                              (NEW YORK, NY)

                                                                                           TRANSFER AGENT
                                                                                            AND REGISTRAR


BY
   -------------------------------------                         ----------------------------------------
                                                                                     AUTHORIZED SIGNATURE

(C) SECURITY-COLUMBIAN   UNITED STATES BANKNOTE COMPANY   1960

---------------------------------------------------   ---------------------------------------------------
             AMERICAN BANK NOTE COMPANY               PRODUCTION COORDINATOR: TODD DEROSSETT 931-490-1720
                 711 ARMSTRONG LANE                                PROOF OF NOVEMBER 9, 2004
              COLUMBIA, TENNESSEE 38401                                  TRINSIC, INC.
                   (931) 388-3003                                        TSB 17772 FC
---------------------------------------------------   ---------------------------------------------------
SALES: J. NAPOLITANO                212-269-0339X14                  Operator: Ron / Teresa
---------------------------------------------------   ---------------------------------------------------
       /ETHER 19/LIVE JOBS/T/TRINSIC 17772 FC                                REV. 2
---------------------------------------------------   ---------------------------------------------------

   PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ___ OK AS IS ___ OK WITH CHANGES ___ MAKE
                                     CHANGES AND SEND ANOTHER PROOF.

COLORS SELECTED FOR PRINTING: LOGO IS A VECTOR IMAGE, PRINTS IN PMS 349, PMS 373, PMS 382 AND BLACK.
INTAGLIO PRINTS IN SC-3 DARK GREEN.

COLOR: THIS PROOF WAS PRINTED FROM A DIGITAL FILE OR ARTWORK ON A GRAPHICS QUALITY, COLOR LASER PRINTER.
IT IS A GOOD REPRESENTATION OF THE COLOR AS IT WILL APPEAR ON THE FINAL PRODUCT. HOWEVER, IT IS NOT AN
EXACT COLOR RENDITION, AND THE FINAL PRINTED PRODUCT MAY APPEAR SLIGHTLY DIFFERENT FROM THE PROOF DUE TO
THE DIFFERENCE BETWEEN THE DYES AND PRINTING INK.
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
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                        UNIF GIFT MIN ACT- ____________ Custodian _________
TEN ENT - as tenants by the entireties                                      (Cust)               (Minor)
JT TEN  - as joint tenants with right                                    under Uniform Gifts to Minors
          of survivorship and not as                                     Act ____________________________
          tenants in common                                                            (State)

                 Additional abbreviations may also be used though not in the above list.

For value received, _______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

_________________________________________________________________________________________________________
              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

__________________________________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________


                                                      ---------------------------------------------------
                                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                                      WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                                                      CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                                                      OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:


---------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS
LOST, STOLEN, MUTILATED OR DESTROYED, THE
CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A
CONDITION TO THE ISSUANCE OF A REPLACEMENT
CERTIFICATE.

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights
Agreement between Trinsic, Inc. and American Stock Transfer & Trust Company, as Rights Agent, dated as of
February 19, 2001 (the "Rights Agreement"), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of Trinsic, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Trinsic, Inc. will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, after receipt by it of a written request therefor. Under certain circumstances as provided in the Rights Agreement, Rights issued to, held by or Beneficially Owned by Acquiring Persons or their Associates or Affiliates (as such terms are defined in the Rights Agreement) or any subsequent holder of such Rights will become null and void.

---------------------------------------------------   ---------------------------------------------------
             AMERICAN BANK NOTE COMPANY               PRODUCTION COORDINATOR: TODD DEROSSETT 931-490-1720
                 711 ARMSTRONG LANE                                PROOF OF NOVEMBER 4, 2004
              COLUMBIA, TENNESSEE 38401                                  TRINSIC, INC.
                   (931) 388-3003                                        TSB 17772 BK
---------------------------------------------------   ---------------------------------------------------
SALES: J. NAPOLITANO                212-269-0339X14                      Operator: Ron
---------------------------------------------------   ---------------------------------------------------
       /ETHER 19/LIVE JOBS/T/TRINSIC 17772 BK                                 New
---------------------------------------------------   ---------------------------------------------------

   PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ___ OK AS IS ___ OK WITH CHANGES ___ MAKE
                                     CHANGES AND SEND ANOTHER PROOF
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